Exhibit 99.1

Pharmaceutical Industry Leader James Dolan Joins Relmada Therapeutics Advisory Team

Former Purdue Pharma Senior Vice President of Licensing and Business Development Brings More than 36 Years of Life Sciences Industry Experience, Including Expertise in Business Development and Licensing of Pain Management Therapies

NEW YORK, December 14, 2015 - Relmada Therapeutics, Inc. (OTCQB: RLMD) (“Relmada” or the “Company”), a clinical-stage company developing novel therapies for the treatment of chronic pain, today announced that James Dolan, formerly Senior Vice President of Licensing and Business Development at Purdue Pharma L.P., has joined Relmada as an advisory partner.

Mr. Dolan brings to Relmada more than 36 years of experience in the life sciences industry, including expertise in business development and licensing of pain management therapies like those under development at Relmada. On December 10, 2015, Relmada announced positive topline results of a proof-of-concept pharmacokinetic study for BuTab. These results demonstrated for the first time that buprenorphine can be delivered at therapeutic levels through the gastrointestinal route. Mr. Dolan’s appointment as an advisor to the Company reflects the significant progress Relmada is making – and is expected to continue making – to develop BuTab and other products in its pipeline.

“We are delighted to welcome Jim as an advisor to Relmada,” said Sergio Traversa, Chief Executive Officer of Relmada Therapeutics. “We expect his industry insights, contacts and business development expertise to contribute to the progress we are making to advance Relmada’s product portfolio, creating benefits for patients and driving value for Relmada stockholders. As we have said, this is a time of opportunity for Relmada. We have a strong team, robust portfolio and clear development plan that includes many value-creation opportunities over the next 12 to 24 months. We are looking ahead with great enthusiasm and confidence in our company.”

“Relmada’s positive success to date, including the recently announced BuTab results, reflects the strength of the Company’s Board and management team,” Mr. Dolan said. “I am excited to have the opportunity to advise this team as it further advances the clinical, regulatory and commercial development of Relmada’s product pipeline. I share Sergio’s confidence in Relmada and where the Company is headed.”

About James Dolan

Mr. Dolan is an experienced biopharmaceutical executive with more than 36 years of pharma/biotech industry experience, including in the areas of global finance, strategic planning, pharmaceutical marketing and business development.

Mr. Dolan presently serves as a consultant to universities and biotech boards and investors regarding the development of early-stage technologies and transactional strategies.

He previously served as Senior Vice President of Licensing and Business Development and as a member of the Executive Committee of Purdue Pharma L.P. During his almost 20-year tenure at Purdue, a leading company in the pain management therapeutics area, he was responsible for all external transactions from early-stage discovery alliances to licensing, asset purchases, product licenses, strategic alliances, equity investments and company acquisitions. In support of Purdue’s equity investments in Infinity Pharmaceuticals and Kolltan Pharmaceuticals, Mr. Dolan served as board observer at both companies. Prior to Purdue, Mr. Dolan spent 15 years at Pfizer in the International Pharmaceuticals Group, where he held operational management positions at subsidiaries in Brazil and Morocco, following international finance and strategic planning roles in New York.

Mr. Dolan was a two-term president of the New York Pharma Forum and he has been actively involved with BIO and the Licensing Executive Society.

Mr. Dolan holds a BA degree from Holy Cross and an MBA from the University of Connecticut.

About Relmada Therapeutics, Inc.

Relmada Therapeutics is a clinical-stage, publicly traded specialty pharmaceutical company developing novel versions of proven drug products together with new chemical entities that potentially address areas of high unmet medical need in the treatment of pain. The Company has a diversified portfolio of four lead products at various stages of development including d-Methadone (REL-1017) its N-methyl-D-aspartate (NMDA) receptor antagonist for neuropathic pain; topical mepivacaine (REL-1021), its orphan drug designated topical formulation of the local anesthetic mepivacaine; oral buprenorphine (REL-1028) its oral dosage form of the opioid analgesic buprenorphine; and LevoCap ER (REL-1015), its abuse resistant, sustained release dosage form of the opioid analgesic levorphanol. The Company’s product development efforts are guided by the internationally recognized scientific expertise of its research team. The Company’s approach is expected to reduce clinical development risks and costs while potentially delivering valuable products in areas of high unmet medical needs. For more information, please visit Relmada’s website at: www.relmada.com.

Important Stockholder Information

The Company will hold its 2015 Annual Meeting of Stockholders on December 30, 2015. On November 27, 2015, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) and mailed to its stockholders a definitive proxy statement in connection with the Annual Meeting and the solicitation of proxies (the “2015 Proxy Statement”). The 2015 Proxy Statement contains important information about Relmada, the Annual Meeting and related matters.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE 2015 PROXY STATEMENT AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION.

The 2015 Proxy Statement and other relevant solicitation materials (when they become available), and any and all documents filed by the Company with the SEC, may be obtained by investors and security holders free of charge at the SEC's web site at www.sec.gov. In addition, Relmada's filings with the SEC, including the 2015 Proxy Statement and other relevant solicitation materials (when they become available), may be obtained, without charge, from Relmada by directing a request to the Company at 757 3rd Avenue, Suite 2018, New York, New York 10017, Attention: Senior Vice President Finance and Corporate Development. Such materials are also available at ir.relmada.com/all-sec-filings.

Relmada and its directors, officers and employees are deemed to be participants in the solicitation of proxies from Relmada's stockholders in connection with the Annual Meeting. Information regarding Relmada's directors and executive officers, including a description of their direct and indirect interests by security holdings, is contained in the 2015 Proxy Statement and in Relmada's 2015 Annual Report on Form 10-K filed with the SEC on September 11, 2015 (the “2015 Annual Report”).

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by us or on our behalf. We may from time to time make written or oral statements in this letter, the proxy statements filed with the SEC communications to stockholders and press releases which constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based upon management's current expectations, estimates, assumptions and beliefs concerning future events and conditions and may discuss, among other things, anticipated future performance, expected product development, product potential, future business plans and costs. Any statement that is not historical in nature is a forward-looking statement and may be identified by the use of words and phrases such as “expects,” “anticipates,” “believes,” “will,” “will likely result,” “will continue,” “plans to” and similar expressions. No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Relmada undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Readers are cautioned that it is not possible to predict or identify all of the risks, uncertainties and other factors that may affect future results and that the risks described herein should not be considered to be a complete list.

Contacts

Investors:

Michael Becker, SVP of Finance and Corporate Development

Relmada Therapeutics Inc.

Tel: 212-376-5776

mbecker@relmada.com

Jonathan Salzberger / Scott Winter

Innisfree M&A Incorporated

Tel: 212-750-5833

Media:

Barrett Golden / Nicholas Lamplough
Joele Frank, Wilkinson Brimmer Katcher
Tel: 212-355-4449

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